Exhibit 32.2

            CERTIFICATION OF CHIEF FINANCIAL OFFICER

    PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Robin Y. Deal, the Vice President, Finance and Accounting of Comtex News Network, Inc. (the "Company"), has executed this certification in connection with the filing with the Securities and Exchange Commission of the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2003 (the "Report"). The undersigned hereby certifies that:
(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
The purpose of this statement is solely to comply with Title 18, Chapter 63, Section 1350 of The United States Code, as amended by
Section 906 of the Sarbanes-Oxley Act of 2002.


Date: November 14, 2003           /S/ ROBIN Y. DEAL
                                  ----------------------
                                  Robin Y. Deal
                                  Vice President, Finance &
                                   Accounting